UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 20 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2012

GRANT PARK FUTURES FUND
LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in its Charter)

____________________________

Illinois	000-50316	36-3596839
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
c/o Dearborn Capital Management, L.L.C. 626 West Jackson Blvd., Suite 600 Chicago, Illinois		60661 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 756-4450

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 20e-4(c) under the Exchange Act (17 CFR 240.20e-4(c))

Item 7.01.  Regulation FD Disclosure.

Attached as Exhibit 99.1 is a copy of the Weekly Commentary for the week ended February 24, 2012 of Grant Park Futures Fund Limited Partnership, which is incorporated herein by reference.

Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibit

99.1 Weekly Commentary for Week Ended February 24, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANT PARK FUTURES FUND LIMITED PARTNERSHIP

	By:	Dearborn Capital Management, L.L.C.
Date: February 28, 2012

	By:	/s/Patrick J. Meehan
Patrick J. Meehan
Chief Operating Officer

INDEX TO EXHIBITS

Exhibit
99.1	Weekly Commentary for the Week Ended February 24, 2012